Operating Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Operating Leases

NOTE 9 – OPERATING LEASES

The Company has leased approximately 440 acres of privately owned land adjacent to its staked prospects from Corporate Creditors Committee LLC, by lease dated October 1, 2003. The Company paid an advance royalty of $7,500 for the first year, which amount is increased by $2,500 in each of the next five years to be $20,000 in the sixth year. For the last four years of the lease, the advance royalty is $20,000 per year. If the lease is renewed, the annual advance royalty is $20,000. The advance royalty is credited to and recoverable from the production rental amounts. The royalty is the greater of a 4% net smelter royalty or $0.50 per yard of material processed. The lease is for 10 years with a renewal option for another 10 years.

In 2011, Nevada Rae Gold (“NRG”) entered into a lease agreement to lease a 100% interest in 45 mining claims covering approximately 2,000 acres in Lander County, Nevada. The lease calls for NRG to pay the claim owners a gross royalty of 4% on gold sales or $0.50 per yard of gravels mined, whichever is greater. NRG will be required to make annual minimum advance royalty payments of $20,000. The term of the lease is for 10 years with an option for NRG to extend the term for a further 10 years.

The following is a schedule by years of future minimum lease payments required under operating leases that have initial or remaining non-cancellable lease terms in excess of one year as of December 31, 2012:

Year ended	Total
December 31, 2013	$40,000
December 31, 2014	40,000
December 31, 2015	40,000
December 31, 2016	40,000
December 31, 2017	40,000
Total	$200,000

Nevada Rae Gold has a lease for its mobile office at a cost of approximately $407 per month. This lease was accounted for as an operating lease on a month to month basis. Rental Expense for the years ended December 31, 2012 and 2011 was $4,884 and $4,888, respectively.